UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

January 27, 2012

Date of Report (Date of Earliest event reported)

GLOBAL NUTECH, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1602 Old Underwood Road, La Porte, TX	77571
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(281) 867-8400

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Please see the disclosures set forth under Item 2.01 herein below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 27, 2012 (the “Closing Date”), Global NuTech, Inc., a Nevada corporation (the “Company”), entered into a share exchange agreement (the “Agreement”) with Texas Gulf Oil & Gas, Inc., a Nevada corporation (“TGOG”), and the equity-holders of TGOG (the “Equity-Holders”). Pursuant to the terms of the Agreement, the Company acquired all of the common stock of TGOG from the Equity-Holders, representing one hundred percent (100%) of the issued and outstanding shares of capital stock of TGOG, in exchange for the issuance of 4,000,000 newly-issued shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), of which 2,200,000 shares are being issued to seven (7) Equity-Holders and 1,800,000 shares are to be issued to one other Equity-Holder at a later date (the “Second Closing Date”), which shall occur not later than 180 days following the Closing Date and is subject to certain conditions as described in Article VII of the Agreement.

As a result of the transaction, TGOG became a wholly-owned subsidiary of the Company. The amount of the consideration given for the acquisition was determined pursuant to arm’s length negotiations between the parties. The summary of the Agreement set forth above does not purport to be a complete statement of the terms of the Agreement. The summary is qualified in its entirety by reference to the full text of the Agreement which is being filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and incorporated herein by reference.

TGOG is an independent oil company based in Houston, Texas that was formed in March, 2011. Their principal business focuses on the acquisition of not only new development sites for drilling, but also the acquisition of existing oil wells which are primarily undervalued and under performing oil assets. TGOG intends to increase production, using both conventional and proprietary enhanced production techniques, to rejuvenate production in marginal or zero producing wells to achieve greater production. In 2010, the State of Texas enacted legislation, HB 2259, which increases the market for purchasers of such oil properties. Included in the transaction were the interests of TGOG in 18 existing oil wells located in the State of Texas.

Also, on January 27, 2012, TGOG entered into a Purchase Agreement (the “Purchase Agreement”) with Timothy J. Connolly, its Chief Executive Officer, (“Connolly”). Pursuant to the terms of the Purchase Agreement, TGOG acquired certain assets owned by Connolly, consisting of all of his interests in (i) the Grace#1 Oil & Gas Lease and (ii) options relating to the Lay, Rodenberg and Tilman wells. The underlying Leases for the the Lay, Rodenberg and Tilman wells already being part of the assets of TGOG. The amount of the consideration given for the acquisition was determined pursuant to arm's length negotiations between Connolly and the Company, as parent of TGOG. The summary of the Purchase Agreement set forth above does not purport to be a complete statement of the terms of the Purchase Agreement. The summary is qualified in its entirety by reference to the full text of the Purchase Agreement which is being filed with this Report as Exhibit 2.2 and incorporated herein by reference.

Item 3.02 Unregistered sales of equity Securities.

In connection with the closing of the Agreement described in Item 2.01 above, the Company issued 2,200,000 shares of Common Stock to the Equity-Holders on the Closing Date. Each of the Equity-Holders has represented that it/he was acquiring the shares of Common Stock for investment and not with a view toward resale or public distribution of such shares, and acknowledged that the shares of Common Stock had not been registered under the Securities Act of 1933 (the “Securities Act”) and that they constituted “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act. The certificates representing such shares of Common Stock will bear a restrictive legend. The issuance of securities to the Equity-Holders under the Agreement was conducted in reliance on Regulation D. As of the Second Closing Date, similar representations will be made by the remaining Equity-Holder prior to the issuance of the 1,800,000 shares to it.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Closing Date, TGOG entered into a new Employment Agreement with its Chief Executive Officer, Timothy J. Connolly, (the “Connolly Agreement”), to be effective February 1, 2012. The Company and International Plant Services, L.L.C., a subsidiary of the Company, were signatories to the Connolly Agreement and thereby each agreed to guarantee of TGOG with respect to the compensation and other benefits as set forth in the Connolly Agreement.

The Connolly Agreement provides that Mr. Connolly shall be employed by TGOG for a term of three (3) years, and whereby Mr. Connolly shall be entitled to certain compensation and benefits. The summary of the Connolly Agreement set forth above does not purport to be a complete statement of the terms of the Connolly Agreement. The summary is qualified in its entirety by reference to the full text of the Connolly Agreement which is being filed with this Report as Exhibit 10.1 and incorporated herein by reference.

On the Closing Date, TGOG entered into a new Employment Agreement with its President, Damon Wagley, (the “Wagley Agreement”), to be effective on February 1, 2012.

The Wagley Agreement provides that Mr. Wagley shall be employed by TGOG for a term of three (3) years, and whereby Mr. Wagley shall be entitled to certain compensation and benefits. The summary of the Wagley Agreement set forth above does not purport to be a complete statement of the terms of the Wagley Agreement. The summary is qualified in its entirety by reference to the full text of the Wagley agreement which is being filed with this Report as Exhibit 10.2 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 31, 2012, the Company issued a Press Release announcing the acquisition of Texas Gulf Oil & Gas, Inc., and the acquisition by Texas Gulf Oil & Gas of the oil related assets from Connolly, including the Grace#1 well

The information in this Report and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)          Financial statements of business acquired. The financial statements required to be filed pursuant to this Item will be filed by amendment no later than 71 calendar days after the date on which this Report is required to be filed.

(b)          Pro forma financial information. The pro forma financial information that is required to be filed pursuant to this Item will be filed by amendment no later than 71 calendar days after the date on which this Report is required to be filed.

(c)          Shell company transactions. Not applicable.

(d)          Exhibits.

EXHIBIT	DESCRIPTION	LOCATION

2.1	Share Exchange Agreement, dated January 27, 2012, by and among Global NuTech, Inc., Texas Gulf Oil & Gas, Inc. and the stockholders Texas Gulf Oil & Gas, Inc..	Provided herewith

2.2	Purchase Agreement, dated January 27, 2012, by and among Global NuTech, Inc. and Timothy J. Connolly.	Provided herewith

10.1	Employment Agreement by and between Texas Gulf Oil & Gas, Inc. and Timothy J. Connolly dated January 27, 2012.	Provided herewith

10.2	Employment Agreement by and between Texas Gulf Oil & Gas, Inc. and Damon Wagley dated January 27, 2012.	Provided herewith

99.1	Press Release dated January 31, 2012.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2012	GLOBAL NUTECH, INC.

	By:	/s/ David Matthews
Name: David Mathews
Title: Chief Executive Officer